Smith Barney
Managed Governments Fund Inc.
388 Greenwich Street
New York, New York 10013
1-800-451-2010

Statement of Additional
Information

November 28,
1997 as amended
June 17, 1998

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Managed Governments Fund Inc. (the Fund), dated November 28, 1997, as amended or supplemented from time to time, and should be read in conjunction with the Funds Prospectus. The Funds Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS
For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below:
Management of the Fund	............1
Investment Objective and Management Policies	....4
Purchase of Shares	.....14
Redemption of Shares	15
Distributor.......	16
Valuation of Shares	.17
Exchange Privilege	17
Performance Data (See in the Prospectus Performance)	18
Taxes (See in the Prospectus Dividends, Distributions and Taxes)	20
Additional Information	22
Financial Statements	22

MANAGEMENT OF THE FUND
The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:
Name	Service
Smith Barney Inc.
  (Smith Barney)		Distributor
Smith Barney Mutual Funds Management Inc.
  (SBMFM)		Investment Adviser and
Administrator
PNC Bank, National Association (PNC)		Custodian
First Data Investor Services Group, Inc. (First Data)		Transfer
Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional Information.


Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the
1940 Act), is indicated by an asterisk.

Herbert Barg (Age 74). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Alfred Bianchetti (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07446.

Martin Brody (Age 76). Consultant, HMK Associates. Retired Vice Chairman of the Board of Restaurant Associates Corp. and a Director of Jaclyn, Inc. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 60). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 67). Managing Partner of Dorsett McCabe Management, Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe, Director (Age 71). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann (Age 67). Financial Consultant; Retired Financial
Executive of Ryan Homes, Inc. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age 64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President and Director of SBMFM and Travelers Investment Advisor, Inc. (TIA); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.; Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board and Investment Officer of certain other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 64). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is P.O. Box 335, High Street, Enfield, New Hampshire 03748.

James J. Crisona, Director Emeritus. Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022.

A Director Emeritus may attend meetings of the Funds Board of Directors but has no voting rights at such meetings.

James E. Conroy, First Vice President and Investment Officer (Age 47). Investment Officer of SBMFM; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. Conroy serves as Investment Officer of certain other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney; Chief Financial Officer of Smith Barney Mutual Fund; Director and Senior Vice President of SBMFM and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of certain other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM and TIA. Ms. Sydor also serves as Secretary of certain other Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

As of November 25, 1997, the Directors and officers of the Fund, as a group, beneficially owned less than 1.00% of the outstanding common stock of the Fund. As of November 25, 1997, to the knowledge of the Fund and its Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1933) beneficially owned more than 5% of the outstanding shares of the Fund.

No Director, officer or employee of Smith Barney or of any parent or subsidiary receives any compensation from the Fund for serving as a Director or officer of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $4,000 per annum plus $500 per meeting attended and each Director emeritus who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $2,000 per annum plus $250 per in-person meeting and $100 per telephonic meeting. The Fund reimburses all Directors for travel and out-of-pocket expenses. For the fiscal year ended July 31, 1997, such fees and expenses totaled $12,063.99.

For the fiscal year ended July 31, 1997, the Directors of the Fund were paid the following compensation:



      Director

Aggregate
Compensati
on
from the
Fund
Pension or
Retirement
Benefits
Accrued as
Part of
Fund Expenses
Aggregate
Compensation
from the Smith
Barney
Mutual Funds
Total Number of
Funds
for which
Director/Trusteeship
Serves Within Fund
Complex
Herbert Barg
$6,200
     $0
$105,175
18
Alfred
Bianchetti
6,100
0
51,500
13
Martin Brody
6,000
    0
124,286
21
Dwight Crane
6,100
    0
140,375
24
Burt Dorset+
6,200
    0
47,400
13
Elliot Jaffe
6,100
    0
51,000
13
Stephen
Kaufman
6,200
    0
92,336
15
Joseph McCann

6,200
    0
52,700
13
Heath
McLendon
---
    0
---
42
Cornelius
Rose
6,200
    0
51,400
13





James
Crisona**
---
    0
20,575
12
Issac
Grainger **
1,550
    0
3,500


_________________________
*	The aggregate remuneration paid to the Directors by the Fund for the fiscal year ended July 31, 1997 amounted to $12,063.99 (including reimbursement for travel and out-of-pocket expenses).
**	Upon attainment of age 80, Fund Trustees are required to change to emeritus status.  Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended.
Mr. Crisona, and Mr. Grainger are Directors Emeritus and as such may attend meetings but have no voting rights.

Investment Adviser and Administrator - SBMFM

SBMFM serves as investment adviser to the Fund pursuant to an investment advisory agreement (the Advisory Agreement) which was most recently approved by the Board of Directors, including a majority of Directors who are not interested persons of the Fund or SBMFM (the Independent
Directors), on July 16, 1997. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. (Holdings), which, in turn, is a wholly owned subsidiary of Travelers Group Inc. (Travelers). The Advisory Agreement is dated July 30, 1993 and was first approved by the Board of Directors, including a majority of the Independent Directors, on April 7, 1993. The services provided by SBMFM under the Advisory Agreement are described in the Prospectus under Management of the Fund. SBMFM pays the salary of any officer or employee who is employed by both it and the Fund.

As compensation for investment advisory services, the Fund pays SBMFM a fee computed daily and paid monthly at the following annual rates of the Funds average daily net assets: 0.45% up to $1 billion; and 0.415% in excess of $1 billion. For the fiscal years ended July 31, 1995, 1996 and 1997, the Fund paid SBMFM $3,107,867, $2,816,295 and $2,661,308, respectively, in investment advisory fees.

SBMFM also serves as administrator to the Fund pursuant to a written agreement dated April 20, 1994 (the Administration Agreement), which was most recently approved by the Funds Board of Directors, including a majority of the Independent Directors, on July 16, 1997. The services provided by SBMFM under the Administration Agreement are described in the Prospectus under Management of the Fund. SBMFM pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses incurred in connection with the performance of its services. As compensation for administration services, the Fund pays SBMFM a fee computed daily and paid monthly at the annual rate of 0.20% of the value of the average daily net assets of the Fund up to $1 billion and 0.185% of the value of the average daily net assets in excess of $1 billion.

The Fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investors services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders reports and corporate meetings.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Fund. The Independent Directors of the Fund have selected Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Funds independent auditor to examine and report on the Funds financial statements and highlights for the fiscal year ending July 31, 1998.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Funds investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Mortgaged-Backed Government Securities

Government National Mortgage Association (GNMA) certificates are liquid securities and represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). These statistics indicate that the average life of the mortgages backing most GNMA certificates, which are single-family mortgages with 25- to 30-year maturities, ranges from two to ten years depending on the mortgages coupon rate, and yields on pools of single-family mortgages are often quoted on the assumption that the prepayment rate for any given pool will remain constant over the life of the pool. (The actual maturity of specific GNMA certificates will vary based on the payment experience of the underlying mortgage pool.) Based on this constant prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

The Fund also may invest in pass-through securities backed by adjustable-rate mortgages, which have been issued by GNMA, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation
(FHLMC). These securities bear interest at a rate which is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

The average maturity of FHLMC and FNMA mortgage-backed pools, like GNMA mortgage-backed pools, varies with the maturities of the underlying mortgage instruments, and a pools stated average life also may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. As noted above, it is a common practice to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30 year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The actual maturity of and realized yield on specific FHLMC and FNMA certificates will vary based on the prepayment experience of the underlying pool of mortgages.

U.S. Government Securities

Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

In addition to direct obligations of the United States Treasury, debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities (U.S. government securities) include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing a reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations of such an instrumentality only if SBMFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (Exchange Rate-Related Securities). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security-holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either the aforementioned forms or a combination of those forms.

Investment in Exchange Rate-Related Securities entails special risks.
There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by domestic or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Writing Put and Call Options

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premium that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above, the current market values of the underlying securities at the times the options are written. In the case of call options these exercise prices are referred to as in-the-money, at-the-money, and out-of-the-money, respectively.

The Fund may write (a) in-the-money call options when SBMFM expects that the price of the underlying security will remain flat or decline moderately during the options period, (b) at-the-money call options when SBMFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-money call options when SBMFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declined and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-money, at-the-money and in-the-money put options (the reverse of call options as to the relations of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the Clearing Corporation) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

Purchasing Put and Call Options

Buying a put option on a U.S. government security will give the Fund the right to sell the security at a particular price and may act to limit, until that right expires, the Funds risk of loss through a decline in the market value of the security. Any appreciation in the value of the underlying security will be offset in part by the amount of the premium that the Fund pays for the put option and any related transaction costs. By purchasing a put option on a security that it does not own, the Fund would seek to benefit from a decline in the market price of its investment portfolio generally. If the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold at a profit before expiration in a closing sale transaction. The Fund would not purchase a put option if, as a result of the purchase, more than 10% of the Funds assets would be invested in put options.

As the holder of a call option on a U.S. government security, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund would purchase a call option to acquire the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to fix its costs of acquiring the underlying security at the exercise price of the call option plus the premium paid. Pending exercise of the call option, the Fund could invest the exercise price of the call option, which would otherwise have been used for the immediate purchase of the security, in short-term investments providing additional current return. At times, the net costs of acquiring securities in this manner may be less than the cost of acquiring the securities directly. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and could allow the call options to expire, incurring a loss only to the extent of the premium paid for the option. The Fund also could purchase call options on U.S. government securities to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. The Fund would not purchase a call option if, as a result of the purchase, more than 10% of the Funds assets would be invested in call options.

The Fund may enter into closing transactions with respect to put and call options that it purchases, exercise the options, or permit the options to expire. Profit or loss from a closing transaction will depend on whether the amount that the Fund received on the transaction is more or less than the premium paid for the options plus any related transaction costs.

Although the Fund generally will purchase or write only those options for which SBMFM believes that there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular options or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers orders, will not recur.

In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBMFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violations of these limits, and it may impose certain other sanctions. At the date of this Statement of Additional Information, the positions and exercise limited for common stocks on United States exchanges were 3,000, 5,500 or 8,000 options per stock (i.e., options representing 300,000, 550,000 or 800,000 shares), depending on various factors relating to the underlying security and the Funds combined stock and options position.

Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

The trading market in options on U.S. governments securities has varying degrees of depth for various securities. SBMFM will attempt to take appropriate measures to minimize risks relating to the Funds writing and purchasing of put and call options, but there can be no assurance that the Fund will succeed in its options program.

Zero Coupon Securities

	The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally at significantly less than its face value (sometimes referred to as a deep discount price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

Reverse Repurchase Agreements

	The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended, reverse repurchase agreements may be considered borrowing by the seller.

	Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Funds assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Funds net income or other gain will be greater than if this type of leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

	The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

In order to secure what SBMFM considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the publics perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

The Fund will at times maintain in a segregated account at PNC cash or liquid securities equal to the amount of the Funds when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Funds assets. That is, to the extent that the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Funds payment obligations).

Lending of Portfolio Securities

As stated in the Prospectus, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Funds total assets, taken at value. The Fund may not lend its portfolio securities to Smith Barney or its affiliates without specific authorization from the Securities and Exchange Commission (the SEC). Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government or its agencies which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Smith Barney and which is acting as a finder.

In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, as well as either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Funds Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBMFM to be of good standing and will not be made unless, in the judgment of SBMFM, the consideration to be earned from such loans would justify the risk.

Transactions in Interest Rate Futures Contracts and Related Options

The Fund may enter into interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and not for purposes of speculation. The Fund will not be permitted to enter into futures and options contracts (other than those considered bona fide hedging by the Commodity Futures Trading Commission) for which aggregate initial margin deposits and premiums exceed 5% of the fair market value of the Funds assets, after taking into account unrealized profits and unrealized losses on contracts into which it has entered.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified interest rate sensitive financial instruments (debt securities) at a specified price, date, time and place.

The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling the securities. For example, if the Fund owns long-term U.S. government securities and interest rates are expected to increase, the Fund may enter into a futures contract to sell U.S. Treasury Bonds. Such a transaction would have much the same effect as the Funds selling some of the long-term bonds in its portfolio. If interest rates increase as anticipated, the value of certain long-term U.S. government securities in the portfolio would decline, but the value of the Funds futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts can only mitigate - but not totally offset - the decline in the value of the portfolio. If, on the other hand, the Fund held cash reserves and interest rates are expected to decline, the Fund may enter into futures contracts for the purchase of U.S. government securities in anticipation of later purchases of securities. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. In addition, when the Fund enters into a long position in futures or options on futures, it must deposit and maintain in a segregated account with its custodian an amount of cash or cash equivalents equal to the total market value of such futures contract, less the amount of initial margin for the contract and any profits on the contract that may be held by the broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Funds existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SBMFM to predict correctly movements in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of the Fund. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities which are the subject of the hedge. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If the Fund had hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

Purchasing Options. Options on interest rate futures contracts are similar to options on securities, except that an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (rather than to purchase securities) at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to take a long position, and obliges its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to enter into a short position, and the writer has the obligation to enter into a long position in such contract at the exercise price during the option period. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs), and there are no daily cash payments to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change is reflected in the net asset value of the Fund.

The purchase of put options on interest rate futures contracts is analogous to the purchase of protective puts on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. The Fund may purchase put options on interest rate futures contracts if SBMFM anticipates a rise in interest rates. Because of the inverse relationship between trends in interest rates and the values of debt securities, a rise in interest rates would result in a decline in the value of the Funds portfolio securities. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when SBMFM expects interest rates to rise, the Fund would seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Fund may purchase call options on interest rate futures contracts if SBMFM anticipates a decline in interest rates. Historically, unscheduled prepayments on mortgage-backed securities (such as GNMA certificates) have increased in periods of declining interest rates, as mortgagors have sought to refinance at lower interest rates. As a result, if the Fund purchases such securities at a premium prior to a period of declining interest rates, the subsequent prepayments at par will reduce the yield on such securities by magnifying the effect of the premium in relationship to the principal amount of securities, and may, under extreme circumstances, result in a loss to the Fund. This effect may not be offset by any appreciation in value in a debt security normally attributable to the interest rate decline. To protect itself against the possible erosion of principal on securities purchased at premium, the Fund may purchase call options on interest rate futures. The option would increase in value as interest rates decline, thereby tending to offset any reductions of the yield on portfolio securities purchased at a premium resulting from the effect of prepayments on the amortization of such premiums.

Writing Options. The Fund may write put and call options on interest rate futures contracts other than as part of closing sale transactions, in order to increase its ability to hedge against changes in interest rates. A call option gives the purchaser of such option the right to take a long position, and obliges the Fund as its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to take a short position, and obliges the Fund as the writer to take a long position in such contract at the exercise price during the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds holdings of debt securities. If a put option is exercised, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Funds purchase price upon exercise of the option maybe greater than the price at which the debt securities might be purchased in the cash market, and, therefore, a loss may be realized when the difference between the exercise price and the market value of the debt securities is greater than the premium received for writing the option.

As is currently the case with respect to its purchases of futures, the Fund will write put and call options on interest rate futures contracts only as a hedge against changes in the value of its securities that may result from market conditions, and not for purposes of speculation.

When the Fund writes a call or a put option, it will be required to deposit initial margin and variation margin pursuant to brokers requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums received for writing options will be included as initial margin deposits. At any time prior to the expiration of the option, the Fund may elect to close the position.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. These risks include the lack of assurance of perfect correlation between price movements in the option on interest rate futures, on the one hand, and price movements in the portfolio securities that are the subject of the hedge, on the other hand. In addition, the Funds writing of put and call options on interest rate futures will be based upon predictions as to anticipated interest rate trends, which predictions could prove to be inaccurate. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid market, and there can be no assurance that such a market will be maintained or that closing transactions will be effected. Moreover, the option may not be subject to daily price fluctuation limits while the underlying futures contract is subject to such limits, and as a result normal pricing relationships between options and the underlying futures contract may not exist when the future is trading at its price limit. In addition, there are risks specific to writing (as compared to purchasing) such options. While the Funds risk of loss with respect to purchased put and call options on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs), the writer of an option who does not have a covering position in the underlying futures contract is subject to risk of loss on the futures contract less the premium received. When the Fund writes such an option, it is obligated to a broker for the payment of initial and variation margin.

Under policies adopted by the Board of Directors, the Funds investment in premiums paid for call and put options at any one time may not exceed 5% of the value of the Funds total assets.

Investment Restrictions

Restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Funds outstanding shares. The remaining restrictions may be changed by a vote of the Funds Board of Directors at any time.

The Fund will not:

	1.	Invest in a manner that would cause it to fail to be a diversified company under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue senior securities as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940
Act and the rules, regulations and orders thereunder

3.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5.	Make loans.  This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); or (d) investing in real estate investment trust securities.

8.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box).
For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Purchase or sell oil, gas or other mineral exploration or development programs.

10.	Purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities which are not readily marketable if more than 15% of the total assets of the Fund would be invested in such securities.

11.	Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies that have been in continuous operations for fewer than three years, except that this restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners and guarantors of underlying assets.)

12.	Make investments for the purpose of exercising control or
management.

13.	Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that (a) the Fund may purchase and sell options on U.S. government securities, write covered put and call options on U.S. government securities and enter into closing transactions with respect to such options and (b) the Fund may sell interest rate futures contracts and write put and call options on interest rate futures contracts.

Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in those practices would require Board approval and appropriate disclosure to investors.



Portfolio Turnover

While the Fund does not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time that they have been held by the Fund when warranted by the circumstances. Certain practices which may be employed by the Fund would result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur, for example, if all of the Funds securities were replaced once during a period of one year. For the 1997, 1996 and 1995 fiscal years, the Funds rates of portfolio turnover (the lesser of purchases or sales of portfolio securities, excluding short-term securities, for the year divided by the monthly average value of portfolio securities) were 121%, 275%, and 292%, respectively.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by SBMFM, subject to the overall supervision and review of the Funds Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of SBMFM.

The Fund normally purchases newly issued U.S. government securities directly from the U.S. Treasury or from the agency or instrumentality that is the issuer. Certain U.S. government securities are purchased from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; such dealers may be acting as either agents or principals. No brokerage commissions typically are paid by the Fund on purchases and sales of portfolio securities. The purchase price paid by the Fund to underwriters of newly issued securities and dealers in the after-market normally are executed at a price between the bid and asked prices.

SBMFM selects dealers for portfolio transactions in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are the availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers which provide supplemental investment research and statistical or other services to SBMFM may receive orders for portfolio transactions by the Fund. Information so received enables SBMFM to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful to SBMFM in serving both the Fund and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to SBMFM in carrying out its obligations to the Fund.


While investment decisions for the Fund are made independently from those of the other accounts managed by SBMFM, investments of the type that the Fund may make also may be made by such other accounts. When the Fund and one or more other accounts managed by SBMFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBMFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any purchaser, which is defined to include the following: (a) an individual; (b) an individuals spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), and qualified employee benefit plans of employers who are affiliated persons of each other within the meaning of the 1940 Act;
(e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholders holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge (CDSC), however, is imposed on certain redemptions of Class B and Class C shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Funds financial statements incorporated by reference in their entirety into this Statement of Additional Information.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. (NYSE) is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Funds investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Funds shareholders.

Distribution in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Funds net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the Withdrawal Plan) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences.) To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholders investment in the Fund, there will be a reduction in the value of the shareholders investment and continued withdrawal payments will reduce the shareholders investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

DISTRIBUTOR

Smith Barney serves as the Funds distributor on a best efforts basis pursuant to a written agreement (the Distribution Agreement), which was most recently approved by the Funds Board of Directors on July 16, 1997. For the fiscal years ended July 31, 1995, 1996 and 1997, Smith Barney received $1,626,500, $279,000, and $148,000, respectively, in sales charges for the sale of the Funds Class A shares and did not reallow any portion thereof to dealers. For the fiscal years ended July 31, 1995, 1996, and 1997 Smith Barney received $466,900, $489,000, and $216,000 respectively, representing CDSC on redemption of the Funds Class B shares.

When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investors brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of Smith Barney which serve the funds in an investment advisory or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Funds Board of Directors has been advised of the benefits to Smith Barney resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the fiscal year ended July 31, 1997, Smith Barney incurred distribution expenses totaling approximately $709,664.00 consisting of approximately $19,265 for advertising, $4,061 for printing and mailing of prospectuses, $353,198 for support services, $151,000 to Smith Barney Financial Consultants, and $140 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Funds shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940
Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Funds average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Funds average daily net assets attributable to the shares of the Class. The Class C distribution fee is calculated at the annual rate of 0.45% of the value of the Funds average daily net assets attributable to the shares of the Class.

The following service and distribution fees were incurred during the periods indicated:

Service Fees


Fiscal Year
Ended
7/31/97

Fiscal Year
Ended
7/31/96

Fiscal Year
Ended 7/31/95
Class A
1,078,39
2
1,252,233
1,291,642
Class B
258,560
307,888
434,551
Class C
3,736
2,113
329


Distribution Fees


Fiscal Year
Ended
7/31/97

Fiscal Year
Ended
7/31/96

Fiscal Year
Ended 7/31/95
Class A
-0-
-0-
-0-
Class B
258,560
615,775
869,103
Class C
3,736
3,802
445

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Funds Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act) on not more than 30 days written notice to any other party to the Plan. Pursuant to the Plan, Smith Barney will provide the Funds Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Years Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Funds Board of Directors. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Funds Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Funds Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instruments. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Funds Board of Directors.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholders state of residence, on the basis of relative net asset value per share at the time of exchange as follows:


	A.	Class B shares of any fund may be exchanged without a sales charge.
Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	B.	Class C shares of any fund may be exchanged without a sales charge.
For purposes of calculating CDSC rates and conversion periods, Class C shares of the Fund exchanged for Class C shares of another fund will be deemed to have been held since the date the shares bring exchanged were deemed to be purchased.

Dealers other than Smith Barney must notify the Transfer Agent of the investors prior ownership of Class A shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder would obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Funds shares. Such performance information may include data from the following industry and financial publications: Barrons, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Funds Values, The New York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

Average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

				P(1 = T)n = ERV

Where		P	=	a hypothetical initial payment of $1,000.

		T	=	average annual total return.

		n	=	number of years.

	ERV	=	Ending Redeemable Value of a hypothetical $1,000 investment
made at the beginning of a 1-, 5-, or 10-year period at the
end of the 1-, 5- or 10-year period (or fractional portion
thereof), assuming reinvestment of all dividends and
distributions.

The Funds average annual total returns for Class A shares were as follows for the periods indicated:

	6.79% for the one-year period beginning August 1, 1996 through July 31, 1997;
	5.68% per annum during the five-year period beginning on August 1, 1992 through July 31, 1997; and
	7.64% per annum during the ten-year period beginning in August 1, 1987 through July 31, 1997.

The average annual total return figures assume that the maximum 4.5% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge of 4.5% had not been deducted at the time of purchase, the average annual total return for the same periods would have been 11.84%, 6.66%, and 8.13%, respectively.

The Funds average annual total returns for Class B shares were as follows for the periods indicated:

	6.77% for the one-year period beginning August 1, 1996 though July 31, 1997; and
	6.29% per annum during the period from commencement of operations (November 6, 1992) through July 31, 1997.

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum applicable CDSC had not been deducted at the time of redemption, the average annual total return for the same periods would have been 11.27% and 6.46%, respectively.

The Funds average total returns for Class C shares (formerly designated Class D shares) were as follows for the periods indicated:

	10.30% for the one-year period beginning August 1, 1996 through July 31, 1997; and
	5.39% per annum during the period from commencement of operations (June 29, 1993) through July 31, 1997.

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum applicable CDSC had not been deducted at the time of redemption, the average annual total return for the same periods would have been 11.30% and 5.39%, respectively.

Aggregate Total Return

Aggregate total return figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

					ERV-P
					     P

Where:		P		=	a hypothetical initial payment of $10,000
	ERV	=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of the 1-, 5-, or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The Funds aggregate totals returns for Class A shares were as follows for the periods indicated:

	6.79% for the one-year period beginning August 1, 1996 through July 31, 1997;
	31.83% during the five-year period beginning on August 1, 1992 through July 31, 1997; and
	108.72% during the ten-year period beginning on August 1, 1987 through July 31, 1997.

These aggregate total return figures assume that the maximum 4.50% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted at the time of purchase, the Class A shares aggregate total return for the same periods would have been 1.84%, 38.07%, and 118.47%, respectively.

The Funds aggregate total returns for Class B shares were as follows for the periods indicated:

	6.77% for the one-year period beginning August 1, 1996 through July 31, 1997; and
	33.49% during the period from commencement of operations (November 6, 1992) through July 31, 1997.

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted at the time of redemption, the Class B shares aggregate total return for the same periods would have been 11.27% and 34.49%, respectively.

The Funds aggregate total returns for Class C shares (formerly designated Class D shares) were as follows for the periods indicated:

	10.30% for the one-year period beginning August 1, 1996 through July 31, 1997; and
	23.97% during the period from commencement of operations (June 29, 1993) through July 31, 1997.

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted at the time of redemption, the Class C shares aggregate total return for the same periods would have been 11.30% and 23.97%, respectively.

Performance will vary from time to time depending upon market conditions, the composition of the Funds portfolio, operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance

TAXES

Taxation of the Fund

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Provided that the Fund (a) qualifies as a regulated investment company and (b) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders. Interest received from U.S. government securities, and gains from the sale of U.S. government securities and from the Funds options transactions, will qualify toward this 90% limitation.

Taxation of Fund Shareholders

The Fund will pay dividends consisting of substantially all of its net investment income monthly. Distributions of net realized short-term capital gains, if any, generally are declared and paid annually, although they may be declared or paid more or less frequently at the discretion of the Funds
Board of Directors. The Fund will distribute net realized long-term capital gains, if any, at the end of the fiscal year in which they are earned. Dividends from net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income for Federal income tax purposes, regardless of whether the shareholder receives the dividends or distributions in additional shares or in cash. Distributions of net realized long-term capital gains are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Funds shares and regardless of whether the distribution is received in additional shares or in cash. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the redemption or exchange of such share, up to the amount of the distribution, will be treated as long-term capital loss. Dividends and distributions paid by the Fund generally will not be eligible for the dividends received deduction for corporations.

If a shareholder (a) incurs a sales charge in acquiring or redeeming shares of the Fund, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholders tax basis in the original shares only to the extent that the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholders tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholders tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to
(a) dividends and distributions and (b) proceeds of any redemption of Fund shares. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholders regular Federal income tax liability.

Taxation of the Funds Investments

Gains or losses on the sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by the Fund for more than one year and will be short-term capital gains or losses if the securities have been held by the Fund for one year or less. If the Fund acquires a debt security at a substantial discount, a portion of any gain on its sale or redemption may be characterized as ordinary income, rather than capital gains, to the extent that it reflects accrued market discount.

When the Fund writes a covered call option on a debt security, it will receive a premium. If an option which the Fund has written expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security. Subject to the straddle rules discussed below, any such gain or loss is recognized as a short-term capital gain or loss for Federal income tax purposes. If a call option written by the Fund is exercised, the Fund will realize (subject to the straddle rules discussed below) a capital gain or loss from the sale of the underlying security, and will treat the premium originally received as additional proceeds from the sale. Such gain or loss will be long-term or short-term depending on the holding period of the underlying security. If a put option written by the Fund is exercised, the Fund will treat the premium received as an adjustment to its purchase price of the debt security and the Funds holding period with respect to the debt security that it has acquired will begin on the date of purchase of the debt security, rather than on the date that the put was written.

For Federal income tax purposes, gains and losses on interest rate futures contracts, options on interest rate futures contracts, and certain other options that are traded on a qualified board of trade (collectively referred to herein as section 1256 contracts) are taxed pursuant to a special mark-to-market system. Pursuant to the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Fund and the amount of distributions to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of its losses for the fiscal years in which such losses actually occur.

Section 1092 of the Code provides rules, overriding the rules described above, in the case of straddles. Straddles are defined to include offsetting positions in actively traded personal property. It is not clear under current law under what circumstances one investment made by the Fund, such as in options or futures contracts, would be treated as offsetting another investment also held by the Fund, such as the underlying debt security (or vice versa) and, therefore, whether the Fund may be treated as having entered into a straddle. In general, investment positions may be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Furthermore, with respect to such positions, the holding period rules described above may be modified to recharacterize long-term gain as short-term gain (but not, as a general rule, for purposes of the less than 30% requirement described above), or to recharacterize short-term loss as long-term loss, in connection with certain straddle transactions. Moreover, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. Section 1092 also provides that wash sale rules are applicable to transactions in which a position is sold at a loss and a new offsetting position is acquired within or has been held for a prescribed period. To the extent that the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred or recharacterized as long-term losses, and long-term gains realized by the Fund may, for certain purposes, be converted to short-term gains.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including state and local tax liabilities.


ADDITIONAL INFORMATION

The Fund was incorporated on June 15, 1984 under the name Shearson Government Mortgage Income Fund Inc. On January 20, 1988, November 4, 1992, July 30, 1993 and October 14, 1994, the Fund changed its name to Shearson Lehman Managed Governments Inc., Shearson Lehman Brothers Managed Governments Fund, Smith Barney Shearson Managed Governments Fund Inc. and Smith Barney Managed Governments Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, serves as the custodian of the Fund. Under its custody agreement with the Fund, PNC holds the Funds portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Funds transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.

FINANCIAL STATEMENTS

The Funds Annual Report for the fiscal year ended July 31, 1997 accompanies this Statement of Additional Information.




						Smith Barney
						Managed
						Governments
						Fund Inc.


Statement of

Additional
Information















November 28, 1997










Smith Barney
Managed Governments Fund Inc.
388 Greenwich Street
New York, NY  10013
 ...................................Fund........................
		SMITH BARNEY
								A Member of Travelers Group





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